[American Eagle Graphic]

[Certificate                                                          [Amount of
   Number]                                                              Shares]
                          ANDERSEN GROUP, INCORPORATED
            INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

                                  COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that                                              is the owner of

                               CUSIP 033501 10 7

full-paid and non-assessable shares without par value of the Common Stock of

                          ANDERSEN GROUP, INCORPORATED

transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned by the Transfer Agent. IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto affixed.
     Dated:


Secretary                                     President

[Corporate Seal Andersen Group, Incorporated]

COUNTERSIGNED
REGISTRAR AND TRANSFER COMPANY
BY            TRANSFER AGENT


AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -- as tenants in common
TEN ENT           -- as tenants by the entireties
JT TEN            -- as joint tenants with right of
                     survivorship and not as tenants
                     in common
UNIF GIFT MIN ACT -- ________Custodian_______
                      (Cust)          (Minor)
                     under Uniform Gifts to Minors
                     Act _______________
                            (State)
                  Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto _____

Please Insert Social Security or Other
Identifying Number of Assignee

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______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated: __________________, 19 _____


                                               _________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargment, or any change whatever.